UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934

Filed by the Registrant ☒                            Filed by a Party other than the Registrant ☐

Check the appropriate box:

☐	Preliminary Proxy Statement

☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

☐	Definitive Proxy Statement

☐	Definitive Additional Materials

☒	Soliciting Material Pursuant to §240.14a-12

SIRF TECHNOLOGY HOLDINGS, INC.

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

☒	No fee required.

☐	Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

(1)	Title of each class of securities to which transaction applies:

(2)	Aggregate number of securities to which transaction applies:

(3)	Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

(4)	Proposed maximum aggregate value of transaction:

(5)	Total fee paid:

☐	Fee paid previously with preliminary materials.

☐	Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

(1)	Amount Previously Paid:

(2)	Form, Schedule or Registration Statement No.:

(3)	Filing Party:

(4)	Date Filed:

Copyright 2008 SiRF Technology Inc.

Creating a Global Leader

Harnessing the Power of Connectivity & Location

Copyright 2008 SiRF Technology Inc.

• Forward-Looking Statements

• This communication contains “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995 which represent the current expectations and beliefs of management of SiRF Technology Holdings, Inc. (“SiRF”) concerning the proposed merger of SiRF with SiRF Acquisition

Sub, Inc., a direct, wholly-owned subsidiary of CSR (“CSR”) (the “merger”) and other future events and their potential effects on SiRF, including, but not limited to, statements relating to anticipated financial and operating results, the companies’ plans, objectives, expectations and intentions, cost savings and other statements, including words such as “anticipate,” “believe,” “plan,” “estimate,” “expect,” “intend,” “will,” “should,” “may,” and other similar expressions. Such statements are based upon the current beliefs and expectations of our management, are not guarantees of future results and are subject to a significant number of risks and uncertainties. Actual results may differ materially from the results anticipated in these forward looking statements. The risks and uncertainties we face include, without limitation: the ability to obtain the approval of the transaction by SiRF’s stockholders and CSR’s shareholders; the ability to obtain governmental approvals of the transaction or to satisfy other conditions to the transaction on the proposed terms and timeframe; the possibility that the merger does not close when expected or at all, or that the companies may be required to modify aspects of the merger to achieve regulatory approval; the ability to realize the expected cost and revenue synergies from the transaction in the amounts or in the timeframe anticipated; the ability to integrate SiRF’s businesses into those of CSR in a timely and cost-efficient manner; the development of the markets for SiRF’s and CSR’s products, the combined company’s ability to develop and market a multifunction radio product containing our GPS-based location technology and CSR’s Bluetooth technology in a timely fashion;

weak current economic conditions, uncertain future economic conditions and the difficulty in predicting sales, even in the short-term; factors affecting the quarterly results of SiRF, CSR and the combined Company, sales cycles, price reductions, dependence on and qualification of foundries to manufacture the products of SiRF, CSR and the combined company, production capacity, the ability to adequately forecast demand, customer relationships, the ability of SiRF,

CSR and the combined company to compete successfully, our product warranties, the impact of legal proceedings, the impact of the intellectual property indemnification practices of SiRF, CSR and the combined company; and other risks and uncertainties, including those detailed from time to time in our periodic reports filed with the Securities and Exchange Commission, including our Current Reports on Form 8-K, Quarterly Reports on Form 10-Q and Annual Report on

Form 10-K. In particular, we refer you to “Item 1A. RISK FACTORS” of our Quarterly Report on Form 10-Q for the quarter ended September 27, 2008 filed with the Securities and Exchange Commission, for additional information regarding the risks and uncertainties discussed above as well as additional risks and uncertainties that may affect our actual results. The forward-looking statements in this communication are qualified by these risk factors. Each statement speaks only as of the date of this communication (or any earlier date indicated in this communication) and SiRF undertakes no obligation to update or revise any forward-looking statements to reflect subsequent events or circumstances. Investors, potential investors and others should give careful consideration to these risks and uncertainties.

• Additional Information and Where to Find It

This communication may be deemed to be solicitation material in respect of the proposed merger transaction involving SiRF and CSR. In connection with the proposed merger, CSR intends to file with the Securities and Exchange Commission (“SEC”) a Registration Statement on Form F-4 containing a proxy statement/prospectus for the stockholders of SiRF and each of SiRF and CSR plan to file other documents with the SEC regarding the proposed merger transaction. The definitive proxy statement/prospectus will be mailed to stockholders of SiRF. BEFORE MAKING ANY VOTING OR INVESTMENT

DECISION, SIRF’S STOCKHOLDERS AND INVESTORS ARE URGED TO READ THE PROXY STATEMENT/PROSPECTUS AND OTHER DOCUMENTS

FILED WITH THE SEC CAREFULLY AND IN THEIR ENTIRETY WHEN THEY BECOME AVAILABLE, BECAUSE THEY WILL CONTAIN IMPORTANT

INFORMATION ABOUT THE PROPOSED MERGER. THIS ANNOUNCEMENT DOES NOT CONSTITUTE, OR FORM PART OF, AN OFFER TO SELL, OR

THE SOLICITATION OF AN OFFER TO BUY ANY SECURITIES. Investors and stockholders will be able to obtain, without charge, a copy of the proxy statement/prospectus, as well as other relevant documents containing important information about SiRF and CSR at the SEC’s website (http://www.sec.gov)

once such documents are filed with the SEC. SiRF’s stockholders will also be able to obtain, without charge, a copy of the proxy statement/prospectus and other relevant documents when they become available by directing a request by mail or telephone to SiRF, 217 Devcon Drive, San Jose, CA, 95112-4211,

Attention: Investor Relations, +1 (408) 392-8480 or CSR, Unit 400, Cambridge Science Park, Milton Road, Cambridge, CB4-0WH, United Kingdom, Attention:

Investor Relations, +44 (0) 1223 692 000.

• SiRF and its directors and executive officers, CSR and its directors and executive officers and other persons may be deemed to be participants in the solicitation of proxies from SiRF’s stockholders with respect to the proposed merger. Information about SiRF’s directors and executive officers and their ownership of SiRF’s common stock is set forth in SiRF’s annual report on Form 10-K for the fiscal year ended December 31, 2007 and SiRF’s revised proxy statement for its 2008 annual meeting of stockholders, which was filed with the SEC on Schedule 14A on July 3, 2008. SiRF has been informed by CSR that none of CSR’s directors and executive officers holds any direct or indirect interests in SiRF. Stockholders may obtain additional information regarding the interests of SiRF and its directors and executive officers and CSR and its directors and executive officers in the proposed merger, which may be different than those of SiRF’s stockholders generally, by reading the proxy statement/prospectus and other relevant documents regarding the proposed merger, when filed with the SEC.

Copyright 2008 SiRF Technology Inc.

Our Strategic Direction

Multifunction

Combo Radio

Location

Platforms

Standalone

Location

Platforms

Multifunction

SoC Location

Platforms

Enabling Location & Convergence

Core Location Technology

GNSS: GPS, Galileo…

Hybrid: Cellular, WiFi,…

SiRF Infrastructure & Services

Platform

Copyright 2008 SiRF Technology Inc.

Filling the Missing Pieces & More

RF

low energy

CSR SYNERGY

4

BLUECORE

SIRFSTAR BC7000

UNIFI

CSR 9000

MUSICORE

BC5 and BC7000

BC7000

TEST CHIP

DASH

TEST CHIP

MAGOO GPS

Copyright 2008 SiRF Technology Inc.

Our Combined Platforms

Infrastructure & Software Framework

AGPS, EGPS, Hybrid, Synergy

Multi-function

SoCs

Stand-Alone

Discretes

Multi-function

Combo Radios

Audio

SoCs

Navigation

SoCs

GPS/BT/FM

MFR

WF/BT/FM

MFR

WiFi

BT

GPS

Copyright 2008 SiRF Technology Inc.

Overview of CSR

Key Products

Business Description

Leader in Bluetooth ICs

2008 revenue of $695 million and

EBIT of $62.5 million

Strong cash position of $262 million

as of December 31, 2008

Headquartered in Cambridge, UK

Strong patent portfolio Nokia

Apple

Samsung

LG

RIM

Example Major Customers

*	Non GAAP
6

Bluetooth ICs

Handsets

Headsets

UniFi – embedded WiFi

MusiCore – Bluetooth + audio

Copyright 2008 SiRF Technology Inc.

Recent CSR Developments

• Anticipate shipping latest generation BC7 in third quarter to their lead customer. Sampling with other Tier 1’s

• MusiCore gaining attraction at multiple Tier1 handset customers

• Launched:

– UF6000, the world’s smallest embedded WiFi chip at just 16mm2

– CSR9000, our BT / FM / WiFi combination, to be launched shortly

– CSR Synergy, CSR’s new host software suite for combination chips

– BC7830:BT / FM / GPS combination chip launched

• Formally launched PureSpeechTM as well as a new partnership with Unify4Life Corporation

• Intel PC partnership progressing well

Copyright 2008 SiRF Technology Inc.

Recent CSR Developments

• Anticipate shipping latest generation BC7 in third quarter to their lead customer. Sampling with other Tier 1’s

• MusiCore gaining attraction at multiple Tier1 handset customers

• Launched:

– UF6000, the world’s smallest embedded WiFi chip at just 16mm2

– CSR9000, our BT / FM / WiFi combination, to be launched shortly

– CSR Synergy, CSR’s new host software suite for combination chips

– BC7830:BT / FM / GPS combination chip launched

• Formally launched PureSpeechTM as well as a new partnership with Unify4Life Corporation

• Intel PC partnership progressing well

Copyright 2008 SiRF Technology Inc.

Leadership Opportunity

Copyright 2008 SiRF Technology Inc.

Our Combined Markets

Embedded

Consumer

Mobile

Phone

Mobile

Automotive Computer

Location Awareness & Connectivity

for Mass Markets

Copyright 2008 SiRF Technology Inc.

Convergence of Connectivity & Location

Current Location-centric

Future Connectivity + location Location + connectivity

…and an opportunity to differentiate the platform

Connectivity-centric

Copyright 2008 SiRF Technology Inc.

Driving Connectivity & Location Mainstream

Copyright 2008 SiRF Technology Inc.

Leader in Two Attractive Growth Markets

-

200

400

600

800

1,000

1,200

1,400

1,600

1,800

2009 2010 2011 2012

MU

-

100

200

300

400

500

600

700

800

2009 2010 2011 2012

MU

Bluetooth GPS

Source: CSR estimates

12

Copyright 2008 SiRF Technology Inc.

The Handset Market Opportunity

Source IDC: Worldwide Mobile Phone Semiconductor Revenue Forecast

Connectivity Opportunity Increases as a % of Handset BOM

30,000

35,000

40,000

45,000

Millions $

2007 2008 2009 2010 2011

Connectivity

Rest of BOM

CAGR = 21%

CAGR = 1%

Copyright 2008 SiRF Technology Inc.

Great Cross-selling Opportunity

• Complementary customer base means that cross-selling opportunities are significant

• Dual product offering increases combined group’s attractiveness as a supplier

No business Design in First Design win Leading supplier Sole supplier

CSR driven SiRF driven Defend

CSR

(BT)

SiRF

(GPS)

Leading Handset Manufacturers

Customer 1 Customer 2 Customer 3 Customer 4 Customer 5 Customer 6 Customer 7

Copyright 2008 SiRF Technology Inc.

Our Customers and Alliances

Mobile Phones Automotive Consumer & PCs

Copyright 2008 SiRF Technology Inc.

The Deal

Strengthens

and

Diversifies

the Business

Enhances capabilities in connectivity – the “Connectivity Centre”

Strengthens the Location Platform with Connectivity

Addresses market requirement for multi-function radios

Strong customer support

Expands

Leadership

in

Connectivity &

Location

Substantial combined cash (~ $378 million at end of FY’08)

Revenue upside synergies

Significant financial synergies: at least $35m identified

Strong

Financials

Creates the global leader in both Bluetooth and GPS

Immediate scale – combined revenues of $927 million in FY’08

Top 10 Fabless semiconductor company

Significant cross-selling opportunities

Strong IP portfolio

Copyright 2008 SiRF Technology Inc.

The Deal

CSR to combine with SIRF (SIRF to merge into CSR)

SIRF shareholders receive 0.741x CSR shares for every SIRF share

As of close on February 9, 2009, represents a 91% premium

Post-transaction ownership:

SIRF – 27%

CSR – 73%

2 of 11 CSR board seats for SIRF

Dado Banatao and Kanwar Chadha to join CSR board

Transaction is expected to close late in Q2 2009

Listing to remain in UK with US registration

Setting up a facility to trade shares in US

Copyright 2008 SiRF Technology Inc.

Projected Timeline

Expected date

Mid Feb – Mid March

Late April

Late May

Late May / early June

Event

HSR waiting period and clearance

Prospectus and circular sent to CSR shareholders

F-4 registration statement sent to SIRF shareholders

CSR and SIRF shareholder meetings to approve the

transaction

Completion

Copyright 2008 SiRF Technology Inc.

Future

Sharing

Personalization

Natural

Language

Interface

Content Context

Rich

Visualization

Location

Enabled &

Connected

Copyright 2008 SiRF Technology Inc.

Locations

Because Life Moves!

Connectivity

Because We Communicate!

+

Copyright 2008 SiRF Technology Inc.